UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2018 (May 10, 2018)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2018, Mr. Erskine B. Bowles retired from the Norfolk Southern Board of Directors pursuant to Norfolk Southern Corporation’s Corporate Governance Guidelines, which mandate retirement effective the date of the Annual Meeting of Shareholders that next follows the date of the director’s 72nd birthday.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation (the “Corporation”) held its Annual Meeting of Shareholders on May 10, 2018.

Proposal 1 – Election of Directors
Shareholders elected the following directors to serve a term of one year, by the following count:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas D. Bell, Jr.	202,182,629	1,607,630	379,566	40,595,608
Wesley G. Bush	202,149,385	1,634,718	385,722	40,595,608
Daniel A. Carp	200,041,917	3,766,795	361,113	40,595,608
Mitchell E. Daniels, Jr.	201,887,728	1,648,737	633,360	40,595,608
Marcela E. Donadio	202,033,518	1,548,643	587,664	40,595,608
Steven F. Leer	195,564,149	7,038,886	1,566,790	40,595,608
Michael D. Lockhart	202,001,562	1,790,631	377,632	40,595,608
Amy E. Miles	202,232,406	1,584,881	352,538	40,595,608
Martin H. Nesbitt	201,661,679	2,093,859	414,287	40,595,608
Jennifer F. Scanlon	201,564,087	2,290,888	314,850	40,595,608
James A. Squires	196,929,698	6,553,495	686,632	40,595,608
John R. Thompson	202,214,426	1,531,230	424,169	40,595,608

Proposal 2 – Ratification of Appointment of KPMG LLP for 2018
Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for 2018, by the following count:

Votes For	Votes Against	Abstentions
239,804,226	4,464,259	496,948

Proposal 3 – Advisory Vote to Approve Executive Compensation (“Say on Pay”)
Shareholders approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,136,724	8,830,307	1,202,794	40,595,608

Proposal 4 – Shareholder Proposal Regarding Right to Act by Written Consent
Shareholders did not approve a shareholder proposal regarding the right to act by written consent, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,404,674	117,089,640	1,675,511	40,595,608

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary
Date:  May 14, 2018